Exhibit 99.(B)

                 PROGRESS CAPITAL HOLDINGS AND SUBSIDIARIES
                      CONSOLIDATING STATEMENT OF INCOME
                    For the year ended December 31, 1998
                                (In millions)

                                                                                                                           Progress
                                  Progress Progress Progress Progress-        Progress     Progress    Electric            Capital
                                   Capital  Energy  Holdings, Centrus   PIH, Telecommuni- Reinsurance   Fuels              Holdings
                                  Holdings   Corp.    Inc.     Inc.     Inc. cations, Inc.  Co., Ltd.    Corp.     Elim.     Consol.
                                  -------- -------- -------- --------- ----- ------------- ----------- --------   ------  ----------

REVENUES:
  Electric utility                   $0.0   $0.0     $ 0.0    $ 0.0     $0.0     $0.0         $ 0.0       $ 0.0    $ 0.0      $ 0.0
  Diversified                        44.1   14.0      (1.6)    (1.0)    (0.6)     0.0           0.0     1,229.8    (44.0)   1,240.7
                                  -------- -------   -------  ------   -------  --------  ------------ ---------   ------   --------
                                     44.1   14.0      (1.6)    (1.0)    (0.6)     0.0           0.0     1,229.8    (44.0)   1,240.7
EXPENSES:                         -------- -------   -------  ------   -------  --------  ------------ ---------   ------   --------
  Electric utility:
    Fuel                              0.0    0.0       0.0      0.0      0.0      0.0           0.0         0.0      0.0        0.0
    Purchased power                   0.0    0.0       0.0      0.0      0.0      0.0           0.0         0.0      0.0        0.0
    Energy conservation               0.0    0.0       0.0      0.0      0.0      0.0           0.0         0.0      0.0        0.0
    Operation and maintenance         0.0    0.0       0.0      0.0      0.0      0.0           0.0         0.0      0.0        0.0
    Depreciation                      0.0    0.0       0.0      0.0      0.0      0.0           0.0         0.0      0.0    --------
    Taxes other than income taxes     0.0    0.0       0.0      0.0      0.0      0.0           0.0         0.0      0.0        0.0
                                  -------- -------   -------  ------   -------  -------   ------------ ---------   ------   --------
                                      0.0    0.0       0.0      0.0      0.0      0.0           0.0         0.0      0.0        0.0
                                  -------- -------   -------  ------   -------  --------  ------------ ---------   ------   --------
   Diversified:
    Cost of sales                     0.0    0.0       0.0      0.0      0.0      0.0           0.0     1,094.0      0.0    1,094.0
    Other                             3.3    6.7       0.0      0.0      0.0      0.5           0.2        41.0      0.0       51.7
                                  -------- -------   ------   -------  -------  --------- ------------ ---------   ------   --------
                                      3.3    6.7       0.0      0.0      0.0      0.5           0.2     1,135.0      0.0    1,145.7
                                  -------- -------   -------  -------  -------  --------  ------------ ---------   ------   --------
INCOME FROM OPERATIONS               40.8    7.3      (1.6)    (1.0)    (0.6)    (0.5)         (0.2)       94.8    (44.0)      95.0
                                  -------- -------   -------  -------  -------  --------  ------------ ---------   ------   --------
INTEREST EXPENSE AND OTHER:
  Interest expense                   49.5    0.4       0.0      0.0      0.0      0.0           0.0        32.7    (32.9)      49.7
  Allowance for funds used
   during construction                0.0    0.0       0.0      0.0      0.0      0.0           0.0         0.0      0.0        0.0
  Other expense (income), net       (34.9)   0.1       0.0      0.0      0.0      0.0           0.0        (2.7)    32.9       (4.6)
                                  -------- -------   ------   -------  -------  --------  ------------ ---------   ------   --------
                                     14.6    0.5       0.0      0.0      0.0      0.0           0.0        30.0     (0.0)      45.1
                                  -------- -------   -------  -------  -------  --------  ------------ ---------   ------   --------
 INCOME BEFORE INCOME TAXES          26.2    6.8      (1.6)    (1.0)    (0.6)    (0.5)         (0.2)       64.8    (44.0)      49.9
  Income taxes                      (11.7)   2.6      (0.6)    (0.4)    (0.2)    (0.2)          0.0        22.5     (0.0)      12.0
                                  -------- -------   -------  -------  -------  --------  ------------ ---------   ------   --------

NET INCOME                          $37.9   $4.2     ($1.0)   ($0.6)   ($0.4)   ($0.3)        ($0.2)      $42.3   ($44.0)     $37.9
                                   ======   =====    ======   ======   =======  ======    ==========   =========  =======    =======

                PROGRESS CAPITAL HOLDINGS AND SUBSIDIARIES
                        CONSOLIDATING BALANCE SHEET
                    For the year ended December 31, 1998
                               (In millions)

                                                                                         Progress   Progress                Progress
                                           Progress  Progress  Progress  Progress       Telecommuni-  Rein-   Electric       Capital
                                           Capital    Energy  Holdings,   Centrus  PIH,   cations,  surance   Fuels         Holdings
ASSETS                                     Holdings    Corp.     Inc.      Inc.    Inc.     Inc.   Co., Ltd.  Corp.   Elim.  Consol.
                                            -------  -------   -------   ------- ------- ---------- --------- -------  ---- --------

PROPERTY, PLANT AND EQUIPMENT:
Electric utility plant in service
    and held for future use                   $0.0     $0.0      $0.0      $0.0    $0.0     $0.0     $0.0     $0.0     $0.0     $0.0
  Less: Accumulated depreciation               0.0      0.0       0.0       0.0     0.0      0.0      0.0      0.0      0.0      0.0
        Accumulated decommissioning
          for nuclear plant                    0.0      0.0       0.0       0.0     0.0      0.0      0.0      0.0      0.0      0.0
        Accumulated dismantlement
          for fossil plants                    0.0      0.0       0.0       0.0     0.0      0.0      0.0      0.0      0.0      0.0
                                           -------  -------   -------   -------  ------  -------  -------  -------  -------  -------
                                               0.0      0.0       0.0       0.0     0.0      0.0      0.0      0.0      0.0      0.0
  Construction work in progress                0.0      0.0       0.0       0.0     0.0      0.0      0.0      0.0      0.0      0.0

  Nuclear fuel, net of amortization            0.0      0.0       0.0       0.0     0.0      0.0      0.0      0.0      0.0      0.0
                                           -------  -------   -------   -------  ------  -------  -------  -------  -------  -------
        Net electric utility plant             0.0      0.0       0.0       0.0     0.0      0.0      0.0      0.0      0.0      0.0

  Other property, net of depr.                 0.0      0.0       0.0       0.0     0.0     41.1      0.0    503.0      0.0    544.1
                                           -------  -------   -------   -------  ------  -------  -------  -------  -------  -------
                                               0.0      0.0       0.0       0.0     0.0     41.1      0.0    503.0      0.0    544.1
                                           -------  -------   -------   -------  ------  -------  -------  -------  -------  -------
CURRENT ASSETS:
  Cash and equivalents                         0.1      0.2       0.0       0.0     0.0      0.0      0.6      1.9     (0.2)     2.6
  Accounts receivable, net                     0.0      0.2       0.0       0.0     0.0      0.0      0.0    204.0      0.1    204.3
  Intercompany receivables                   367.7      0.0       0.8       0.2     0.0      0.0      0.0     28.1   (343.7)    53.1
  Inventories, primarily at average cost:
    Fuel                                       0.0      0.0       0.0       0.0     0.0      0.0      0.0     21.5     (0.1)    21.4
    Utility materials and supplies             0.0      0.0       0.0       0.0     0.0      0.0      0.0      0.0      0.0      0.0
    Diversified materials                      0.0      0.0       0.0       0.0     0.0      0.0      0.0    136.9      0.1    137.0
  Income tax receivable                       10.7      0.6       0.0       0.0     0.0      0.2      0.0      1.9      0.4     13.8
  Other                                        1.5      0.3       0.0       0.0     0.0      0.0      0.0     13.0      0.2     15.0
                                           -------  -------   -------   -------  ------  -------  -------  -------  -------  -------
                                             380.0      1.3       0.8       0.2     0.0      0.2      0.6    407.3   (343.2)   447.2
                                           -------  -------   -------   -------  ------  -------  -------  -------  -------  -------
OTHER ASSETS:
  Investments:
    Leases & loans receivable, net             7.7      0.0       0.0       0.0     0.0      0.0      0.0     28.2     (0.1)    35.8
    Marketable securities                      0.0      0.0       0.0       0.0     0.0      0.0      0.0      0.0      0.0      0.0
    Joint ventures and partnerships          130.8     13.3       0.6       0.6     0.0      0.0      0.0      7.6    (87.0)    65.9
    Invest in consol affiliates              479.0      0.0       0.0       0.0     0.0      0.0      0.0      0.0   (479.0)     0.0
    Nuclear plt decommissioning fnd            0.0      0.0       0.0       0.0     0.0      0.0      0.0      0.0      0.0      0.0
  Goodwill                                     0.0      0.0       0.0       0.0     0.0      0.0      0.0    139.8      0.0    139.8
  Deferred pur. power contract term. costs     0.0      0.0       0.0       0.0     0.0      0.0      0.0      0.0      0.0      0.0
  Other                                        0.1      0.0       0.0       0.0     0.0      0.0      0.0     18.1      0.0     18.2
                                           -------  -------   -------   -------  ------  -------  -------  -------  -------  -------
                                             617.6     13.3       0.6       0.6     0.0      0.0      0.0    193.7   (566.1)   259.7
                                           -------  -------   -------   -------  ------  -------  -------  -------  -------  -------
                                            $997.6    $14.6      $1.4      $0.8    $0.0    $41.3     $0.6 $1,104.0  ($909.3)$1,251.0
                                           =======  =======   =======   =======  ======  =======  =======  =======  =======  =======

                  PROGRESS CAPITAL HOLDINGS AND SUBSIDIARIES
                          CONSOLIDATING BALANCE SHEET
                      For the year ended December 31, 1998
                                 (In millions)

                                                                                 Progress                                  Progress
                                    Progress   Progress  Progress Progress       Telecommuni- Progress   Electric           Capital
                                    Capital     Energy   Holdings Centrus   PIH,  cations   Reinsurance   Fuels            Holdings
CAPITAL AND LIABILITIES             Holdings    Corp.     Inc.     Inc.    Inc.     Inc.     Co., Ltd.    Corp.    Elim.    Consol.
                                      -------   -------   -------  ------- ------  --------  ---------   -------  -------   --------

COMMON STOCK EQUITY:
  Common stock                         $201.2    $7.4      $3.7     $1.6    $0.6    $41.1       $3.8     $91.9   ($150.1)    $201.2
  Retained earnings                    (150.8)   (4.4)     (1.9)    (0.6)   (0.4)    (0.3)      (4.4)    142.9    (130.9)    (150.8)
                                      ------- -------   -------   ------   -----  -------   ---------   -------   ------- ----------
                                         50.4     3.0       1.8      1.0     0.2     40.8       (0.6)    234.8    (281.0)      50.4
CUMULATIVE PREFERRED STOCK
OF FLORIDA POWER:
    Without sinking funds                 0.0     0.0       0.0      0.0     0.0      0.0        0.0       0.0       0.0        0.0

LONG-TERM DEBT                          694.0     0.0       0.0      0.0     0.0      0.0        0.0     461.3    (460.0)     695.3
                                      ------- -------   -------   ------   -----  -------   ---------   -------   ------- ----------
TOTAL CAPITAL                           744.4     3.0       1.8      1.0     0.2     40.8       (0.6)    696.1    (741.0)     745.7
                                      ------- -------   -------   ------   -----  -------   ---------   -------   ------- ----------
CURRENT LIABILITIES:
  Accounts payable                        0.0     0.0       0.0      0.0     0.0      0.0        0.0     118.6       0.1      118.7
  Intercompany payables                   1.1     7.2       0.0      0.0     0.0      0.4        0.0     161.8    (168.9)       1.6
  Customers' deposits                     0.0     0.0       0.0      0.0     0.0      0.0        0.0       0.0       0.0        0.0
  Taxes payable                           0.0     0.0       0.0      0.0     0.0      0.0        0.0       3.8       0.0        3.8
  Accrued interest                       12.3     0.0       0.0      0.0     0.0      0.0        0.0       0.5       0.0       12.8
  Other                                   0.4     0.8       0.0     (0.2)   (0.2)     0.1        0.0      28.4       0.6       29.9
                                      ------- -------   -------   ------   -----  -------   ---------   -------   ------- ----------
                                         13.8     8.0       0.0     (0.2)   (0.2)     0.5        0.0     313.1    (168.2)     166.8
  Notes payable                         188.9     0.0       0.0      0.0     0.0      0.0        0.0       0.0       0.0      188.9
  Current portion of long-term debt      50.0     0.0       0.0      0.0     0.0      0.0        0.0       4.3       0.0       54.3
                                      ------- -------   -------   ------   -----  -------   ---------   -------   ------- ----------
                                        252.7     8.0       0.0     (0.2)   (0.2)     0.5        0.0     317.4    (168.2)     410.0
                                      ------- -------   -------   ------   -----  -------   ---------   -------   ------- ----------
DEFERRED CREDITS AND OTHER
 LIABILITIES:
  Deferred income taxes                  (1.2)   (2.4)     (0.4)     0.0     0.0      0.0        0.0      49.8       0.1       45.9
  Unamortized investment tax credits      0.0     0.0       0.0      0.0     0.0      0.0        0.0       0.6       0.0        0.6
  Other postretirement benefit costs      0.0     0.1       0.0      0.0     0.0      0.0        0.0       1.7       0.0        1.8
  Other                                   1.7     5.9       0.0      0.0     0.0      0.0        1.2      38.4      (0.2)      47.0
                                      ------- -------   -------   ------   -----  -------   ---------   -------   -------    -------
                                          0.5     3.6      (0.4)     0.0     0.0      0.0        1.2      90.5      (0.1)      95.3
                                      ------- -------   -------   ------   -----  -------   ---------   -------   -------    -------
                                       $997.6   $14.6      $1.4     $0.8   ($0.0)   $41.3       $0.6  $1,104.0   ($909.3)   1,251.0
                                      ======= =======   =======   ======   =====  =======   =========   =======   =======    =======

                   PROGRESS CAPITAL HOLDINGS AND SUBSIDIARIES
                  CONSOLIDATING STATEMENT OF RETAINED EARNINGS
                      For the year ended December 31, 1998
                                 (In millions)

                                                                                 Progress                                  Progress
                              Progress   Progress  Progress   Progress           Telecommuni- Progress   Electric          Capital
                              Capital    Energy    Holdings,    Centrus   PIH,    cations    Reinsurance  Fuels           Holdings
                              Holdings     Corp.       Inc.       Inc.    Inc.     Inc.       Co., Ltd.   Corp.   Elim.    Consol.
                              -------   -------   ---------- ----------- -------  ---------  ---------   -------  ------- --------

BALANCE AT BEGINNING OF YEAR  ($135.9)    ($8.6)     ($0.9)       $0.0     $0.0     $0.0       ($4.2)    $ 112.6   ($98.9)  ($135.9)

  Net Income (loss)              37.9       4.2       (1.0)       (0.6)    (0.4)    (0.3)       (0.2)       42.3   ($44.0)     37.9

  Dividends to parent           (52.8)      0.0        0.0         0.0      0.0      0.0         0.0       (12.0)    12.0     (52.8)

                              -------   -------  ---------   ---------  -------  -------     --------     -------  -------   -------
BALANCE AT END OF YEAR        ($150.8)    ($4.4)     ($1.9)      ($0.6)   ($0.4)   ($0.3)      ($4.4)     $142.9  ($130.9)  ($150.8)
                              =======   =======    =======     =======  =======  =======      =======     =======  =======   =======